UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 1, 2008

                              NEWPORT BANCORP, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)

          Maryland                     0-51856                20-4465271
          --------                     -------                ----------
(State or other jurisdiction of      (Commission            (IRS Employer
incorporation or organization)       File Number)         Identification No.)


100 Bellevue Avenue, Newport, Rhode Island                       02840
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 (Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (401) 847-5500
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition
            ---------------------------------------------

     On February 1, 2008, Newport Bancorp, Inc. (the "Company") issued a press release regarding its results of operations and financial condition at and for the three months and year ended December 31, 2007. The text of the press release is included as Exhibit 99.1 to this report. The information included in the press release text is considered to be "furnished" under the Securities Exchange Act of 1934.


Item 9.01   Financial Statements and Exhibits.
            ----------------------------------

(d)      Exhibits

         Number            Description
         ------            -----------

         99.1              Press Release dated February 1, 2008

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NEWPORT BANCORP, INC.
                                       ---------------------
                                       (Registrant)



Date: February 1, 2008                 By: /s/ Kevin M. McCarthy
                                           --------------------------------
                                           Kevin M. McCarthy
                                           President and Chief Executive Officer